UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2011

Iridium Communications Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33963	26-1344998
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1750 Tysons Boulevard

Suite 1400

McLean, VA 22102

(703) 287-7400

(Registrant’s telephone number, Including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) The Annual Meeting of Stockholders of Iridium Communications Inc. was held on May 4, 2011 in McLean, Virginia. Of the 70,253,601 shares outstanding as of the record date, 58,889,320 shares (approximately 83.8%) were present or represented by proxy at the meeting.

At the Annual Meeting of Stockholders, our stockholders: (i) approved the election of Robert H. Niehaus, J. Darrel Barros, Scott L. Bok, Thomas C. Canfield, Brigadier Gen. Peter M. Dawkins (Ret.), Matthew J. Desch, Alvin B. Krongard, Terry L. Jones, Steven B. Pfeiffer and Parker W. Rush; (ii) approved the non-binding advisory resolution regarding executive compensation; (iii) cast the highest number of votes for voting on an annual basis with regard to the non-binding advisory resolution regarding the frequency of the non-binding vote on executive compensation; and (iv) approved the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

(b) The final results of the voting on the matters submitted to the stockholders are as follows:

1. To elect ten directors to serve until the 2012 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

Name	Votes For	Votes Withheld	Broker Non-Votes
Robert H. Niehaus	44,986,410	601,517	13,301,393
J. Darrel Barros	45,445,662	142,265	13,301,393
Scott L. Bok	44,886,632	701,295	13,301,393
Thomas C. Canfield	45,445,271	142,656	13,301,393
Brigadier Gen. Peter M. Dawkins (Ret.)	45,437,995	149,932	13,301,393
Matthew J. Desch	45,445,462	142,465	13,301,393
Terry L. Jones	45,429,267	158,660	13,301,393
Alvin B. Krongard	45,442,346	145,581	13,301,393
Steven B. Pfeiffer	45,449,067	138,860	13,301,393
Parker W. Rush	45,436,711	151,216	13,301,393

2. To approve the non-binding advisory resolution regarding executive compensation.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
45,067,775	159,587	360,565	13,301,393

3. To approve the non-binding advisory resolution regarding the frequency of the non-binding vote on executive compensation.

One Year	Two Years	Three Years	Votes Abstaining	Broker Non-Votes
32,776,797	110,393	7,771,734	2,603,222	15,627,174

4. To ratify the selection by the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2011.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
58,775,847	90,271	23,202	0

(d) The Board of Directors has decided to include a stockholder vote on executive compensation in its proxy materials every year.

Item 7.01. Regulation FD Disclosure.

On May 4, 2011, we issued a press release announcing the appointment of Thomas D. Hickey as our Chief Legal Officer and Secretary. The text of the press release is included as an exhibit to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated May 4, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIDIUM COMMUNICATIONS INC.

Date: May 5, 2011	By:	/s/ THOMAS J. FITZPATRICK
Name: Thomas J. Fitzpatrick
Title: Chief Financial Officer